UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2015

FIRST NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-36741	46-1259100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 West 8th Street, Port Angeles, Washington	98362
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 457-0461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)(b)
The Annual Meeting of First Northwest Bancorp (the “Company”) was held on November 16, 2015 (“Annual Meeting”).  There were a total of 13,100,360 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 12,210,565 shares of common stock were represented in person or by proxy, therefore, a quorum was present.

The results of the vote for the proposals presented at the Annual Meeting were as follows and the percentages are based on the votes necessary to pass each proposal (i.e., a plurality of the votes cast for proposal 1, a majority of the votes cast in person or by proxy for proposals 2, 3 and 5; and a majority of the votes entitled to be cast for proposal 4) as disclosed in the Company’s Annual Meeting proxy statement:

Proposal 1.  Election of Directors.  The following individuals were elected as directors for the terms as indicated:

	FOR		WITHHELD		BROKER NON- VOTES
	No. of Votes	Percentage of shares present	No. of Votes	Percentage of shares present	No. of votes
One-Year Term
Cindy H. Finnie	9,461,686	98.00	193,437	2.00	2,555,442
David T. Flodstrom	9,462,311	98.00	192,812	2.00	2,555,442
Lloyd J. Eisenman	9,462,845	98.01	192,278	1.99	2,555,442
Dana D. Behar	9,463,838	98.02	191,285	1.98	2,555,442

Two-Year Term
Stephen E. Oliver	9,463,129	98.01	191,994	1.99	2,555,442
Laurence J. Hueth	9,449,497	97.87	205,626	2.13	2,555,442
Jennifer Zaccardo	9,464,097	98.02	191,026	1.98	2,555,442

Three-Year Term
David A. Blake	9,464,816	98.03	190,307	1.97	2,555,442
Norman J. Tonina, Jr.	9,440,548	97.78	214,575	2.22	2,555,442
Craig A. Curtis	9,441,048	97.78	214,075	2.22	2,555,442

Accordingly, Cindy H. Finnie, David T. Flodstrom, Lloyd J. Eisenman and Dana D. Behar were declared to be duly elected directors for a one-year term; Stephen E. Oliver, Laurence J. Hueth and Jennifer Zaccardo were declared to be duly elected directors for a two-year term; and David A. Blake, Norman J. Tonina, Jr. and Craig A. Curtis were declared to be duly elected directors for a three-year term.

Proposal 2.  Advisory (Non-Binding) Vote on Compensation of Named Executive Officers: Shareholders approved an advisory (non-binding) vote on the compensation of the Company’s named executive officers as follows:

	Number of Votes	Percentage
For	8,893,805	92.1
Against	651,326	6.8
Abstain	109,992	1.1
Broker Non-Vote	2,555,442	N/A

Proposal 3.  Advisory (Non-Binding) Vote on the Frequency of Future Shareholder Votes on Executive Compensation: Shareholders approved  an advisory (non-binding) vote to hold an advisory vote on executive compensation every year by the following vote:

	Number of Votes	Percentage
One Year	8,721,653	90.3
Two Years	475,328	4.9
Three Years	372,405	3.9
Abstain	85,737	0.9
Broker Non-Vote	2,555,442	N/A

Proposal 4.  Approval of the First Northwest Bancorp 2015 Equity Incentive Plan: Shareholders approved the First Northwest Bancorp 2015 Equity Incentive Plan by the following vote:

	Number of Votes	Percentage
For	7,843,529	60.0
Against	1,387,803	10.6
Abstain	423,491	3.2
Broker Non-Vote	2,555,442	N/A

Proposal 5.  Ratification of the Appointment of Independent Auditors: Shareholders ratified the appointment of Moss Adams LLP as the Company’s independent auditor for the fiscal year ending June 30, 2016 by the following vote:

	Number of Votes	Percentage
For	11,962,674	98.0
Against	180,808	1.5
Abstain	67,083	0.5
Broker Non-Vote	2,555,442	N/A

(c)           None.

(d)           In light of the voting results on Proposal 3 indicated above, the Company’s Board of Directors decided that the Company will hold an annual advisory vote on the compensation of named executive officers.  The Company will continue to hold annual advisory votes until the Company’s Board of Directors decides to hold the next shareholder advisory vote on the frequency of advisory votes, which must occur at least once every six years.

Item 7.01  Regulation FD Disclosure*

        On November 19, 2015, the Company posted its Investor Presentation on the Company’s website, www.ourfirstfed.com, in the Investor Relations section under “News and Market Data – Presentations”.  A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1           Annual Meeting Presentation of First Northwest Bancorp
_____________
*
The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Northwest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHWEST BANCORP

Date: November 19, 2015	/s/Laurence J. Hueth
Laurence J. Hueth
President and Chief Executive Officer